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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         October 30, 1996
                                                -------------------------------

                              MID-PENINSULA BANCORP
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     California                    0-25034                     77-0387041
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     (STATE OR OTHER               (COMMISSION              (I.R.S EMPLOYER
       JURISDICTION                  FILE NUMBER)           IDENTIFICATION NO.)
     OF INCORPORATION)



                 420 Cowper Street; Palo Alto, CA                     94301
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (415) 323-5150
                                                  ------------------------------


                                        None
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               (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



The Index to Exhibits is located at page 4


                                                               Page 1 of 6 Pages
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ITEM 5 - OTHER EVENTS


A special meeting of Shareholders of Mid-Peninsula Bancorp was held on October 30, 1996 at 5:00 p.m. in the lobby of Mid-Peninsula Bank, 420 Cowper Street., Palo Alto, California.

The shareholders of the companies approved the proposed merger of equals between Mid-Peninsula Bancorp and Cupertino National Bancorp. The result of the merger will be the a multi-bank holding company to be named Greater Bay Bancorp. The two banks, Mid-Peninsula Bank and Cupertino National Bank, will still operate as wholly owned subsidiaries of Greater Bay Bancorp throughout the Peninsula and South Bay

The terms of the merger provide Cupertino National Bancorp shareholders to receive .81522 of a share of Mid-Peninsula Bancorp stock for each share of Cupertino National Bancorp in a tax-free exchange to be accounted for as a "pooling of interest."

With the granted approval from shareholders and the Federal Reserve, the merger is expected to close before December 31, 1996. Management of both organizations believe the merger will create increased opportunities in the financial market.

The Board of Directors for Greater Bay Bancorp will consist of five directors from each company, with Duncan L. Matteson (Chairman of Mid-Peninsula Bancorp) and John M. Gatto (Chairman of Cupertino National Bancorp) serving as co-chairman.


                                                               Page 2 of 6 Pages
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SIGNATURES





Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  MID-PENINSULA BANCORP


Date:   November 7, 1996                          /s/ David L. Kalkbrenner
     ----------------------                       ------------------------
                                                  David L. Kalkbrenner
                                                  President and
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)


Date:    November 7, 1996                         /s/ Carol H. Rowland
     ----------------------                       ------------------------
                                                  Carol H. Rowland
                                                  First Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer


                                                               Page 3 of 6 Pages
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                                  EXHIBIT INDEX
                                                            SEQUENTIAL
                                                              PAGE
EXHIBIT NO:                        DESCRIPTION               NUMBER
-----------                        -----------               ------

99.9                               Press Release              5-6


                                                               Page 4 of 6 Pages